UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 13, 2023
Commission File Number: 1-35335

Groupon, Inc.
(Exact name of registrant as specified in its charter)

Delaware	27-0903295
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

600 W Chicago Avenue	60654
Suite 400	(Zip Code)
Chicago
Illinois	(312)	334-1579
(Address of principal executive offices)	(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR
    240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR
    240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	GRPN	NASDAQ Global Select Market

    Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 406 of the Securities Act of 1933 (230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (240.12b-2 of this chapter)
Emerging growth company     ☐
    If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On April 13, 2023, Groupon, Inc. (the “Company”) appointed Jiří Ponrt, as Chief Financial Officer, effective April 13, 2023 (the “Effective Date”). In connection with such appointment, Mr. Ponrt entered into an employment agreement with the Company’s wholly owned subsidiary, Groupon Management, LLC, dated April 13, 2023 (the “Employment Agreement”). Mr. Ponrt, who intends to relocate to Chicago, subject to his work visa being approved, will replace Damien Schmitz, who is no longer serving as the Company’s Chief Financial Officer, as of the Effective Date.

Mr. Ponrt, 49, has served as a Partner of Pale Fire Capital SE (“PFC”), the Company’s largest stockholder and a private equity investment group that invests in e-commerce companies both in Europe and worldwide, since July 2022, where he also served as Group CFO since November 2021. Prior to joining PFC, Mr. Ponrt served as CFO of Alza.cz, one of the largest e-commerce companies in Central and Eastern Europe, from May 2014 to October 2021. Prior to his time at Alza.cz, Mr. Ponrt spent 15 years at Nutricia, a Danone brand, in a variety of financial and commercial roles. In conjunction with his appointment to Groupon Chief Financial Officer, Mr. Ponrt will be stepping down from day-to-day responsibilities at PFC.

In connection with Mr. Ponrt’s appointment as Chief Financial Officer, he will receive an annual base salary of approximately $450,000 and will be eligible for a 2023 annual target cash bonus of 100% of base salary, pro-rated for service during the performance period, with a maximum cash payout capped at 150% of the 2023 annual target cash bonus. The actual amount of the cash bonus pay out, if any, will be based on specific performance objectives to be established by the Compensation Committee and subject to the Compensation Committee’s certification of the specific performance objectives.

In addition, Mr. Ponrt will receive an award of 183,333 restricted share units (“RSUs”) under the Groupon, Inc. 2011 Incentive Plan, as amended (the “Plan”) on April 13, 2023, vesting 100% on April 13, 2024. The vesting of RSUs is subject to Mr. Ponrt’s continuous provision of material services to the Company as of the vesting date.

Under Mr. Pornt’s severance benefit agreement, which was executed in connection with his appointment, he will receive severance benefit amounts upon an involuntary termination of employment without Cause or a resignation for Good Reason equal to 12 months of salary, the accelerated vesting of outstanding time-based equity awards that are scheduled to vest over the 12 month period following termination and vesting of a pro-rata portion of his outstanding performance-based equity awards for the applicable performance period (subject to the Compensation Committee’s certification of the performance objectives following the end of the performance period). In the event that Mr. Pornt’s employment is terminated in connection with a Change in Control (as defined in the Severance Benefit Agreement) of the Company, he will receive an amount equal to 12 months of salary, a pro rata amount of his target Company performance bonus, and the accelerated vesting of 100% of his outstanding equity awards, provided that a Change in Control shall be deemed not to include a transaction resulting in PFC, together with its affiliated entities and individuals, becoming the direct or indirect beneficial owner of more than fifty percent (50%) of the total combined voting power of the Company’s then‑outstanding securities entitled to vote generally in the election of Board members, unless as a result of a transaction approved by the Board, including by a majority of members of the Board unaffiliated with PFC.

The above descriptions of Mr. Ponrt’s compensation terms and severance benefit agreement are not complete and are qualified by reference to the Employment Agreement, Equity Side Letter and Severance Benefit Agreement, which are filed as Exhibits 10.1, 10.2 and 10.3, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

There are no family relationships between Mr. Ponrt and any of the directors or executive officers of the Company, and there are no transactions in which Mr. Ponrt has an interest requiring disclosure under Item 404(a) of Regulation S-K. There is no arrangement or understanding between Mr. Ponrt and any other person pursuant to which he was appointed as an officer of the Company.

In connection with the CFO transition, it is expected that Mr. Schmitz will receive the severance benefits provided for under his severance benefit agreement, as previously disclosed, as if his employment were involuntarily terminated without Cause or a resignation for Good Reason. These severance benefits include an amount equal to 12 months of base salary and COBRA benefits and the accelerated vesting of outstanding time-based equity awards that are scheduled to vest over the 12 month period following his termination date. The description of the terms of Mr. Schmitz’s severance benefit agreement is not complete and is qualified by the form of severance benefit agreement filed as Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q, for the quarter ended September 30, 2019, which is incorporated herein by reference.

A press release announcing the matters described above is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits.

(d)	Exhibits:
Exhibit No.	Description
10.1	Employment Agreement, dated April 13, 2023**
10.2	Equity Side Letter, dated April 13, 2023**
10.3	Severance Benefit Agreement, dated April 13, 2023**
99.1	Press Release, dated April 13, 2023*
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*The information in Exhibit 99.1 is being furnished and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
** Management contract or compensatory plan or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GROUPON, INC.
Date: April 13, 2023
By: /s/ Dusan Senkypl Name: Dusan Senkypl Title: Interim Chief Executive Officer